UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No:
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	(4)	Date Filed:

Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  Shareholder  Meeting  of    URBAN  OUTFITTERS,  INC.    To  Be  Held  On:  June  8,  2021,  at  10:30  a.m.  Eastern  Daylight  Time    COMPANY  NUMBER  ACCOUNT  NUMBER  CONTROL  NUMBER    This  communication  is  not  a  form  for  voting  and  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  We  encourage  you  to  access  and  review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.    If  you  want  to  receive  a  paper  or  e-mail  copy  of  the  proxy  materials  you  must  request  one.  There  is  no  charge  to  you  for  requesting  a  copy.  Please  make  your  request  for  a  copy  as  instructed  below  on  or  before  May  21,  2021  to  facilitate  timely  delivery,  otherwise  you  will  not  receive  a  paper  or  e-mail  copy.    Please  visit  http://proxy.urbn.com,  where  the  following  materials  are  available  for  view:    • Notice  of  Annual  Meeting  of  Shareholders  •  Proxy  Statement  •  Form  of  Electronic  Proxy  Card  •  Annual  Report  on  Form  10-K  TO  REQUEST  MATERIAL:  TELEPHONE:  (800)  220-9700  E-MAIL:  proxymaterial@urbanout.com  WEBSITE:  http://proxy.urbn.com    TO  VOTE:  ONLINE:  To  access  your  online  proxy  card,  please  visit  www.voteproxy.com  and  follow  the  on-screen  instructions  or  scan  the  QR  code  with  your  smartphone.    TELEPHONE:  To  vote  by  telephone,  please  visit  www.voteproxy.com  to  view  the  materials  and  to  obtain  the  toll-free  number  to  call.    MAIL:  You  may  request  a  card  by  following  the  instructions  above.    Proxies  submitted  by  mail,  telephone,  Internet  or  other  electronic  means  must  be  received  by  11:59  P.M.  EDT,  Monday,  June  1,  2021.    VIRTUALLY  AT  THE  MEETING:  The  Company  will  conduct  our  Annual  Meeting  in  a  virtual  format,  via  a  live  audio  webcast.  To  attend  the  Annual  Meeting  visit  https://web.lumiagm.com/270154195  (password:  urban2021)  and  be  sure  to  have  available  the  control  number.    THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  "FOR"  EACH  OF  THE  NOMINEES  FOR  DIRECTOR.    1.  Election  of  Directors:  NOMINEES:    Edward  N.  Antoian  Sukhinder  Singh  Cassidy  Harry  S.  Cherken,  Jr.  Margaret  A.  Hayne  Richard  A.  Hayne  Elizabeth  Ann  Lambert  Amin  N.  Maredia  Wesley  S.  McDonald  Todd  R.  Morgenfeld  John  C.  Mulliken    Please  note  that  you  cannot  use  this  notice  to  vote  by  mail.    THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  “FOR”  PROPOSALS  2  AND  3.    2.  To  ratify  the  appointment  of  Deloitte  &  Touche  LLP  as  the  Company's  independent  registered  public  accounting  firm  for  Fiscal  Year  2022.  3.  Advisory  vote  to  approve  executive  compensation.

ANNUAL MEETING OF SHAREHOLDERS OF

URBAN OUTFITTERS, INC.

June 8, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Monday, June 7, 2021.

VIRTUALLY AT THE MEETING - The Company will conduct our Annual Meeting in a virtual format, via a live audio webcast. To attend the Annual Meeting visit https://web.lumiagm.com/270154195 (password: urban2021) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://proxy.urbn.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00033333333333300000 6 060821

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

	FOR	AGAINST	ABSTAIN
1. Election of Directors:			
Edward N. Antoian	☐	☐	☐
Sukhinder Singh Cassidy	☐	☐	☐
Harry S. Cherken, Jr.	☐	☐	☐
Margaret A. Hayne	☐	☐	☐
Richard A. Hayne	☐	☐	☐
Elizabeth Ann Lambert	☐	☐	☐
Amin N. Maredia	☐	☐	☐
Wesley S. McDonald	☐	☐	☐
Todd R. Morgenfeld	☐	☐	☐
John C. Mulliken	☐	☐	☐
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for Fiscal Year 2022.	☐	☐	☐
3. Advisory vote to approve executive compensation.	☐	☐	☐

You are urged to sign and return this proxy so that you may be sure that your shares will be voted.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.